                                                                  EXHIBIT 10.25




                           WARRANT PURCHASE AGREEMENT

                                    BETWEEN

                          FIRST PREMIUM SERVICES, INC.

                                      AND

                       DEERPATH INVESTMENT PARTNERS, LTD.



                         Dated as of December 23, 1992

                               TABLE OF CONTENTS

SECTION                                                                                                         PAGE
- -------                                                                                                         ----
1.       Purchase and Sale of Warrants; Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.       Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

3.       Execution of Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

4.       Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

5.       Registration of Transfers and Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

6.       Warrants; Exercise of Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

7.       Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

8.       Mutilated or Missing Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

9.       Reservation of Warrant Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

10.      Adjustment of Exercise Price and Number of Warrant Shares Issuable . . . . . . . . . . . . . . . . . .    6

         (a)     Adjustment for Change in Capital Stock of the Issuer . . . . . . . . . . . . . . . . . . . . .    6
         (b)     Adjustment for Common Stock Issue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         (c)     Adjustment for Convertible Securities Issue  . . . . . . . . . . . . . . . . . . . . . . . . .    8
         (d)     Adjustment for Right, Option and Warrant Issues  . . . . . . . . . . . . . . . . . . . . . . .    9
         (e)     Current Market Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         (f)     Consideration Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         (g)     Special Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         (h)     When No Adjustment Recruited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         (i)     Notice of Adjustment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         (j)     Voluntary Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         (k)     Reorganization of the Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         (l)     When Issuance or Payment May Be Deferred . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
         (m)     Adjustment in Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

11.      Fractional Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16


SECTION                                                                                                         PAGE
- -------                                                                                                         ----
12.      Put of Warrant Ownership; Disposition of Warrant Shares; Registration of Warrant Shares  . . . . . . .   16

13.      Notice to Warrant Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

14.      Notices to the Issuer and Warrant Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

15.      Cash Distributions and Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

16.      Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

17.      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

18.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

19.      Benefits of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

20.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

21.      Amendments; Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

22.      Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

23.      Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

24.      Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

25.      Annual and Quarterly Reports; Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

26.      INTENTIONALLY OMITTED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

27.      Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

28.      Purchaser Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

                           WARRANT PURCHASE AGREEMENT


         WARRANT PURCHASE AGREEMENT, dated as of December 23, 1992, between FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"), and DEERPATH INVESTMENT PARTNERS, LTD., an Illinois limited partnership (the "Purchaser").

                              W I T N E S S E T H

         WHEREAS, the Issuer proposes to issue to the Purchaser warrants to purchase certain common stock of the Issuer as hereinafter described (the "Warrants"), which Warrants will initially be exercisable for 600 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), of the Issuer, on the terms and conditions hereinafter set forth; and

         WHEREAS, the Purchaser and the Issuer desire to set forth the terms and provisions of the Warrants and the conditions to the issuance and sale thereof to the Purchaser.

         NOW THEREFORE, in consideration of the premises and the agreements herein set forth and as part of the consideration for the loan by the Purchaser to the Issuer of $300,000 as evidenced by a Subordinated Unsecured Promissory Note dated December 23, 1992 (the "Issuer's Note "), the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1.       Purchase and Sale of Warrants; Closing.

                 (a) The Issuer hereby agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Issuer, Warrants to purchase 600 of Class A Common Stock for an aggregate purchase price of $1.00.

                 (b) The sale and purchase of the Warrants shall take place at a closing (the "Closing") at the offices of Rudnick & Wolfe, 203 North LaSalle Street, Chicago, Illinois at 10:00 a.m. on or before December 31, 1992 (the "Closing Date"). At the Closing, the Issuer will deliver to the Purchaser Warrant Certificates (as defined in Section 2) evidencing the Warrants to be purchased by the Purchaser (in such permitted denomination or denominations as the Purchaser may request and registered in its name or the name of its nominee), dated the Closing Date, against payment, of the purchase price therefor by certified or bank cashier's check or by wire transfer of immediately available funds.

         SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be in the form set forth as Exhibit A attached hereto.

         SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Issuer by its Chairman of the Board or its-President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the Chairman of the Board, President, Vice President, secretary or Assistant Secretary and may be printed or otherwise reproduced on the warrant Certificates and for that purpose the Issuer may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such person shall have ceased to hold such office.

         In case any officer of the Issuer who shall have sign ed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Issuer, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Issuer; and any Warrant Certificate may be signed on behalf of the Issuer by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Issuer to sign such Warrant Certificate although at the date of the execution of this Agreement any such person was not such officer.

         SECTION 4. Registration. The Issuer shall number and register the Warrant Certificates in a register as they are issued. The Issuer may deem and treat the registered holder(s) of the Warrant certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. The Issuer shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Issuer upon surrender of such Warrant Certificates accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Issuer, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Issuer.

         If such transfer of Warrants is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), the Warrant holder will, if reasonably requested by the Issuer, deliver to the Issuer an opinion of counsel, which may be counsel to the holder, reasonably satisfactory in form, scope and substance to the Issuer, that the Warrants may be sold publicly without registration under the Act, as well as:

                                  (1)      an investment covenant reasonably
                          satisfactory to the Issuer signed by the proposed transferee;

                                  (2)      an agreement by such transferee to
                          the impression of the restrictive investment legend set forth below on the warrant Certificate; and

                                  (3)      an agreement by such transferee to
                          be bound by the provisions of: (a) this Agreement, and (b) the provisions of the Shareholders' Agreement dated as of February 12, 1993, by and among the Issuer, the Purchaser, and the other persons and entities owning or entitled upon exercise of an option or warrant to own shares of the Common Stock of the Issuer (the "Stockholders Agreement");

provided that, the Purchaser may transfer the Warrants to an affiliate of the Purchaser without providing the Issuer with an opinion of counsel.

         The Warrant holders agree that each Warrant Certificate and each certificate representing Warrant Shares will bear the following legend:

                 "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended. Said securities may not be sold or transferred in the absence of such registration or an exemption, or an opinion of counsel (which may be counsel to the holder) as to an exemption, from the registration provisions of said Act."

         Warrant Certificates may be exchanged at the option of the holder(s) thereof when surrendered to the Issuer at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants, including, without limitation, upon an adjustment in the Exercise Price or in the number of Warrant Shares purchasable upon exercise of this Warrant. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Issuer.

         SECTION 6. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time on or after (1) the earliest of (i) December 31, 1995,
(ii) the effectiveness of a registration statement relating to a Stipulated Public Offering (as defined in the Put Agreement) of the Issuer, (iii) the occurrence of an event of default under the Credit Agreement executed and delivered pursuant to the commitment letter dated December 30, 1992 by and between the Issuer and an affiliate of the Purchaser, (iv) any merger or consolidation of the Issuer with or into any corporation or other entity that is not an Affiliate (as defined in the Put Agreement) of the Issuer, (v) any sale or other disposition of all or substantially all of the assets of the Issuer not made in the ordinary course of business of the Issuer, and (vi) any sale or other disposition by the Issuer of shares of Common Stock constituting more that 50% of the number of shares of Common Stock then outstanding and prior to (2) December 31, 2004, to receive from the Issuer the number of fully cheat and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such warrants and payment of the Exercise Price then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of the Warrants. The term "Warrant Shares" shall mean shares of Class A Common Stock issuable upon the exercise of each Warrant or such other securities, property and cash which the Warrant holders shall be entitled to receive upon exercise of the Warrants pursuant to the provisions of Section 10, including without limitation subsection (k) thereof.

         A Warrant may be exercised upon surrender to the Issuer at its office designated for such purpose (the address of which is set forth in Section 14) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase attached thereto duly filled in and signed, upon payment to the Issuer of the exercise price of $500 per Warrant Share (the "Exercise Price"), as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by check payable to the order of the Issuer or by application against the Exercise Price amounts evidenced by the Issuer's Note.

         Upon such surrender of Warrant Certificates and payment of the Exercise Price, the Issuer shall issue and cause to be delivered with all reasonable dispatch (and in any event within two business days) to or upon the written order of the holder, and in the name of the Warrant holder or the Warrant holder's nominee, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with such other property (including cash) and securities as may then be deliverable upon such exercise, including cash for fractional Warrant Shares as provided in
Section 11. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part, and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 3.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Issuer. The Issuer shall keep copies of this Agreement and any notices received hereunder available for inspection during normal business hours at its office. The Issuer will furnish, at its expense, copies of this Agreement and all such notices, upon request, to any holder of any Warrant Certificates.

         SECTION 7. Payment of Taxes. The Issuer will pay all stamp and transfer taxes in connection with the issuance, sale, delivery or transfer of the Warrants hereunder, as well as all such stamp and transfer taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price.

         SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants.

         SECTION 9. Reservation of Warrant Shares. The Issuer will at all times reserve and keep available, free from preemptive or similar rights, out of the aggregate of its authorized but unissued capital stock or its authorized and issued capital stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of - each class of capital stock constituting a part of the Warrant Shares which may then be deliverable upon the exercise of all outstanding Warrants. The Issuer shall cause all Warrant Shares of each class of capital stock of the Issuer or other securities of the Issuer reserved for issuance upon exercise of the Warrants to be listed (or to be listed subject to notice of issuance) on each securities exchange on which such shares of capital stock of the Issuer or any such other securities are listed.

         The Issuer or, if appointed, the transfer agent for shares of each class of capital stock of the Issuer (the "Transfer Agent") and every, subsequent transfer agent for any shares of the Issuer's capital stock issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Issuer will keep a copy of this Agreement on file with the Transfer Agent and with every, subsequent transfer agent for any shares of the Issuer's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants or of the rights of conversion of the Warrant Shares. The Issuer will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 13.

         The Issuer covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issuance and payment of the Exercise Price therefor be fully paid, nonassessable, free of preemptive or similar rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         SECTION 10. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section. For purposes of this Section, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Issuer and any other stock of the Issuer, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets upon voluntary or involuntary liquidation, dissolution or winding up or of the earnings of the Issuer without limit as to per share amount. "Common Stock" shall not include preferred or special stock.

                          (a)     Adjustment for Change in Capital Stock of the
                 Issuer:

                 If the Issuer

                                  (1)      pays a dividend or makes a
                          distribution on any class of its Common Stock in shares of any class of its Common Stock;

                                  (2) subdivides its outstanding shares of any class of Common Stock into a greater number of shares;

                                  (3)      combines its outstanding shares of
                          any class of Common Stock into a smaller number of shares;

                                  (4) makes a distribution on any class of its Common Stock in shares of its capital stock other than Common Stock; or

                                  (5)      issues by reclassification of any
                          class of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Issuer which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action, as determined by the Board of Directors of the Issuer in the good faith exercise of its reasonable business judgment.

         The adjustment shall become effective immediately after the record date in the case of such a stock dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a holder of a warrant upon exercise of such Warrant may receive shares of two or more classes of capital stock of the Issuer, the Board of Directors of the Issuer shall determine in the good faith exercise of its reasonable business judgment the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

         Such adjustment shall be made successively whenever any event listed above shall occur.

                          (b)     Adjustment for Common Stock Issue

                                  If the Issuer issues shares of Common Stock
                          for a consideration per share less than the Current Market Price per share on the date the Issuer fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                                     P
                                     -
                          E, = E x 0 + M
                                   -----
                                     A
where:

                          E, =    the adjusted Exercise Price.

                          E =     the then current Exercise Price.

                          0 = the number of shares outstanding immediately prior to the issuance of such additional shares.

                          P = the aggregate consideration received for the issuance of such additional shares.

                          M = the Current Market Price per share on the date of issuance of such additional shares.

                          A = the number of shares outstanding immediately after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                 The provisions of this subsection do not apply to:

                                  (1) any of the transactions described in subsection (a) or for which an adjustment has been made pursuant to the provisions of subsection (c) or
                          (d) of this Section, or

                                  (2)      the exercise of Warrants.

                          (c)     Adjustment for Convertible Securities Issue

         If the Issuer issues any Convertible Securities (other than Convertible Securities for which an adjustment has been made pursuant to the provisions of subsection (d) of this Section), whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such Convertible Securities less than the Current Market Price per share on the date of issuance of such Convertible Securities, the Exercise Price shall be adjusted in accordance with this formula:

                                      P
                                      -
                          E' = E x 0 + M
                                   -----
                                   0 + D

where:

                 E' =     the adjusted Exercise Price.

                 E  =     the then current Exercise Price.

                 O  =     the number of shares outstanding immediately prior to
                          the issuance of such securities.

                 P = the aggregate consideration received for the issuance of such securities.

                 M = the Current Market Price per share on the date of issuance of such securities.

                 D  =     the maximum number of shares deliverable upon
                          conversion or in exchange for such securities at the Minimum Rate.


The term "Minimum Rate," means the lowest rate at which the Convertible Securities can be converted into or exchanged for Common Stock, regardless of whether that is the initial rate or is conditioned upon the passage of time, the occurrence or nonoccurrence of some other event, or both.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

                          (d)     Adjustment for Right, Option and Warrant
                                  Issues

         If the Issuer issues any rights, options or warrants (other than the Warrants, the warrants issued to Crabtree Capital Corporation to acquire 482 shares of the Class A Common Stock of the Issuer (the "Crabtree Warrants"), the warrants issued to Internationale Nederlanden (U.S.) Finance Corporation ("INFC") to acquire 4,456 shares of the Class B Nonvoting Convertible Common Stock of the Issuer (the "INFC Warrants") and the Employee options (as hereinafter defined)) to subscribe for or purchase or otherwise acquire Common Stock or Convertible Securities (the "Option Securities"), then, upon the issuance of the Common Stock and/or Convertible Securities deliverable upon the exercise of such option Securities or upon the conversion or exchange of such securities, an adjustment shall be made pursuant to Section 10 (b) on the basis of the actual number of shares of Common Stock issued upon such exercise, conversion or exchange of such Option Securities.

                          (e)     Current Market Price

         In subsections (b), (c) and (d) of this Section the Current Market Price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock for each day is the last reported sales price of the Common Stock on such day as reported by Nasdaq, National Market System, or, if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange) on such day, or if neither is so reported or listed, the average of the last reported bid and asked prices of the Common Stock on such day. In the absence of one or more such quotations, the Current Market Price shall be determined by the Board of Directors of the Issuer in its reasonable business judgment exercised in good faith and notice of such determination shall be delivered to the Purchaser; provided, however, that during the 30-day period following the date notice of such determination is received by holders of the Warrants, such holders may object to such determination by giving notice to the Issuer. If within such 30-day period, the holders of a majority of the Warrants notify the Issuer of their objection (the "Objection Notice") and such holders and the Issuer do not agree upon the Current Market Price within fifteen (15) days following receipt by the Issuer of the Objection Notice (the "Negotiation Period") , then either the Issuer or a majority in interest of the holders of the Warrants shall have the right to invoke the following procedure:

         1. The Issuer and the holders shall each submit their determination of Current Market Price within ten (10) days after the expiration of the Negotiation Period;

         2. Such determinations of Current Market Price shall be submitted to one of the following investment banking firms: Kidder Peabody & Co., Inc., The First Boston Corp. and Dillon Reade & Co., as selected by a majority in interest of the holders of the Warrants within five (5) days after the expiration of the Negotiation Period or if each of such investment banking firms shall decline or fail to act, a recognized investment banking firm of national reputation selected by agreement of the Issuer and a majority in interest of the holders of the Warrants (the firm so chosen, the "Appraiser") for consideration; and

         3. The Appraiser shall decide within twenty (20) days of its selection but no earlier than ten (10) days of its selection which of the determinations considered most closely approximates Current Market Price, which decision shall be final and binding on the Issuer and the holders of the Warrants unless they agree in writing to settle their dispute prior to the Appraiser's determination. Upon receipt of the submission from both the Issuer and the representative of the holders of the Warrants of their determination of Contract Value, the Appraiser shall promptly transmit the determination of each party to the other party. All costs of appraisal shall be borne by the party whose determination was not selected by the Appraiser as the Current Market Price and in the case of agreement subsequent to the Appraiser's selection but prior to such determination, such costs shall be divided equally.

                          (f)     Consideration Received

         For purposes of any computation respecting consideration received pursuant to any subsection of this Section, the following shall apply:

                                  (1)      in the case of the issuance of
                          shares of Common Stock for cash, the consideration shall be the amount of such cash, after deduction for any commissions, discounts or other expenses incurred by the Issuer for any underwriting of the issue or otherwise in connection therewith;

                                  (2)      in the case of the issuance of
                          shares of Common Stock for a consideration consisting in whole or in part of other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Issuer in the good faith exercise of its reasonable business judgment, after deduction for all expenses incurred by the Issuer in connection therewith, provided that the Issuer agrees that in no event will shares of capital stock of the Issuer be issued in exchange for services;

                                  (3)      in the case of the issuance of
                          Convertible Securities or securities issuable upon the exercise of option Securities (other than the Crabtree Warrants, the INFC Warrants and the Employee Options (as defined in paragraph (4) below)), the aggregate consideration received therefor shall be deemed to be the consideration received by the Issuer for the issuance of such Convertible Securities, plus the consideration, if any, received by the Issuer for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Issuer upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

                                  (4)      in the case of (i) the Crabtree
                          Warrants, (ii) the INFC Warrants and (iii) the options to purchase an aggregate of 3,240 shares of Common Stock authorized for issuance to certain employees of the Issuer (the "Employee Options") , the aggregate consideration received therefor shall be deemed to be zero and the issuance of shares pursuant to the Crabtree Warrants, the INFC Warrants and the Employee Options shall cause an adjustment to be made pursuant to Section 10(b) of this Agreement.

                          (g)     Special Adjustment

         If the purchase price provided for in any option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants in effect at the time of such event shall forthwith be readjusted to the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants initially adjusted as provided in the applicable subsection of this Section, whichever was applicable, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

                          (h)     When No Adjustment Recruited

         No adjustment need be made for a change in the par value or absence of par value of any Common Stock.

         To the extent the warrants become exercisable, in whole or in part, for cash, no adjustment need be made thereafter as to the cash. Interest shall not accrue on the cash.

         No adjustment in the Exercise Price need be made if (i) it would reduce the Exercise Price below the then par value (provided that the number of Warrant Shares for which this Warrant shall thereafter be exercisable shall be computed as if such Exercise Price had been so reduced) or (ii) the adjustment would require an increase or decrease of less than .001% in the Exercise

Price. Any adjustments that are not made but deferred shall be carried forward and taken into account in any subsequent adjustment.

                          (i)     Notice of Adjustment

         Whenever the Exercise Price is adjusted or the Issuer takes any action that would require (a) any adjustment in (i) the Exercise Price or (ii) the number and type of securities or other property constituting Warrant Shares purchasable upon exercise of the Warrants or (b) the execution and delivery of a supplemental Warrant Agreement, the Issuer shall provide the notices required by Section 13.

                          (j)     Voluntary Reduction

         The Issuer may reduce the Exercise Price from time to time by any amount for any period of time of at least 20 days (including, without limitation, permanently) if the reduction is irrevocable during such period; provided, however, that in no event may the Exercise Price be reduced to an amount less than the par value of a share of Common Stock.

         Whenever the Exercise Price is reduced, the Issuer shall mail to Warrant holders, in the manner set forth in Section 13, a notice of such reduction at least 20 days before the date such reduction takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

         Any reduction of the Exercise Price under this subsection (other than a permanent reduction) shall not change or adjust the Exercise Price otherwise in effect for purposes of the other subsections of this Section.

                          (k)     Reorganization of the Issuer

         In the event of any capital reorganization, recapitalization or reclassification of the capital stock of the Issuer, or consolidation, merger or amalgamation of the Issuer with another entity, or the sale, lease, transfer, conveyance or other disposition other than in the ordinary course of business of all or substantially all of its assets to another entity (any such occurrence being hereinafter referred to as a ("Major Transaction"), then, as a condition to such major Transaction, lawful and adequate provision shall be made whereby (i) the holders of the Warrant Certificates shall thereafter have the right to purchase and receive upon exercise of the Warrant, on the basis and upon the terms and conditions specified in this Agreement and in lieu of the Warrant Shares purchasable and receivable upon the exercise of the rights represented by the Warrants immediately prior to such Major Transaction, such shares of stock, securities or assets as would be issuable or payable with respect to or in exchange for the number of Warrant Shares which would have been outstanding had this Warrant been exercised immediately prior to such Major Transaction, and (ii) if such Major Transaction is part of a transaction with any person (or any affiliate of such person) who shall previously have made a purchase, tender or exchange offer which was accepted by the holders of not less than twenty percent (20%) of the outstanding shares of Common Stock, the holder of the Warrants shall have been given a reasonable period of time (and, in no event, less than 30 days) to elect to receive upon exercise of the Warrant, on the basis and upon the terms and conditions specified in this Agreement and in lieu of the Warrant Shares purchasable and receivable upon the exercise of the rights represented by the Warrants immediately prior to such Major Transaction, either (x) the stock, securities, cash or properties it would have received pursuant to clause (i) or (y) stock, securities, cash or properties of the nature or type issued to holders of the Common Stock in accordance with such purchase, tender or exchange offer, or the equivalent thereof, in an amount which the holder of the Warrants would have received had it held the number of shares of Common Stock for which the Warrant was exercisable immediately prior to such purchase, tender or exchange offer.
         The Issuer shall not effect any such Major Transaction unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Issuer) resulting from such consolidation merger or amalgamation or the entity purchasing or otherwise acquiring such assets (i) shall enter into a supplemental Warrant Agreement, containing provisions with respect to the rights and interests of the holder of the Warrants (including without limitation provisions for adjustment of the Exercise Price and of the number and type of securities purchasable upon the exercise of the Warrants) substantially identical to the provisions of this Agreement (which supplemental Warrant Agreement shall be satisfactory in form, scope and substance to a majority in interest of the holders of the Warrants and shall be mailed or delivered to the registered holders of the Warrants in accordance with Section
14) and shall assume the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase (the "Substitute Securities") and (ii) shall assume all of the obligations of the Issuer set forth in the Put Agreement of even date herewith between the Issuer and the Purchaser (the "Put Agreement") and the Registration Rights Agreement of even date herewith between the Issuer and the Purchaser (the "Registration Rights Agreement"), provided that such obligations shall, following such assumption, apply to the Substitute Securities rather than to the Warrants and the Warrant Shares. The foregoing provisions of this paragraph shall similarly apply to successive Major Transactions.

         If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee entity, such issuer shall join in the supplemental Warrant Agreement.

                          (l)     When Issuance or Payment May Be Deferred

         In any case in which this Section shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Issuer may elect to defer until the occurrence of such event (i) issuing to the holder of any warrant exercised after such record date the Warrant Shares issuable upon such exercise over and above the Warrant Shares issuable upon such exercise on the basis of the Exercise Price prior to such adjustment and
(ii) paying to such
holder any amount in cash. in lieu of a fractional share pursuant to Section 11; provided, however, that the Issuer shall deliver to such holder a bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares and cash upon the occurrence of the event requiring such adjustment.

                          (m)     Adjustment in Number of Shares

         Upon each adjustment of the Exercise Price pursuant to this Section, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                  N,= N x E
                                          -
                                          E,

where:

                          N, = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

                          N  =    the number or Warrant Shares previously
                                  issuable upon exercise of a Warrant by
                                  payment of the Exercise Price prior to
                                  adjustment.

                          E, =    the adjusted Exercise Price.

                          E  =    the Exercise Price prior to adjustment.

Anything in this subsection or elsewhere in this Agreement to the contrary notwithstanding, if, because of any limitation set forth in subsection (h), no adjustment in the Exercise Price is made, the provisions of this subsection shall nevertheless be given effect so as to increase the adjusted number of Warrant Shares as though E, in the above formulas had actually been adjusted.

         SECTION 11. Fractional Interests. The Issuer shall not be required to issue fractional Warrant Shares on the Exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of the Warrant Shares would, except for the provisions of this Section, be issuable on the exercise of any Warrants (or specified portion thereof), the Issuer shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         SECTION 12. Put of Warrant Ownership; Disposition of Warrant Shares; Registration of Warrant Shares. The put and call of the Warrant shall be governed by the Put Agreement; ownership and disposition of the Warrants and the Warrant Shares shall be subject to the Stockholders Agreement; and registration of the Warrant Shares shall be governed by the Registration Rights Agreement.

         SECTION 13. Notice to Warrant Holders. Upon any adjustment of the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants pursuant to Section 10, and as otherwise required by Section 10, the Issuer shall promptly thereafter (i) cause to be filed with the Issuer a certificate of the Chief Financial Officer of the Issuer setting forth the Exercise Price and the number and type of securities or other property constituting Warrant Shares after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number and type of securities or other property constituting Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section.

                 In the event:

                          (a) the Issuer shall authorize the issuance to holders (although not necessarily to all such holders) of shares of Common Stock rights, options or warrants to subscribe for or purchase or otherwise acquire shares of Common Stock or any other securities or property (including securities of any other company) or of any other subscription rights, options or warrants; or

                          (b) the Issuer shall authorize the payment of any dividend or distribution to holders of shares of Common Stock of cash, Common Stock or other securities or property (including securities of any other company) of the Issuer; or

                          (c)     of any capital reorganization,
                 reclassification or recapitalization of the capital stock of the Issuer, or any amalgamation, consolidation or merger to which the Issuer is a party, or of the sale, lease, conveyance, transfer or other disposition of the properties and assets of the Issuer (other than in the ordinary course of business) substantially as an entirety, or a purchase, tender or exchange offer for shares of Common Stock or other securities constituting part of the Warrant Shares (whether by the Issuer or some other party); or

                          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

                          (e) the Issuer proposes to take any action which would require an adjustment of the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants pursuant to Section 10;

then the Issuer shall cause to be given to each of the registered holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified (or promptly in the case of events for which there is no record date) by first class mail, postage prepaid, a written notice stating (as applicable) (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the initial expiration date set forth in any purchase, tender or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up is expected to become effective or be consummated, and the date as of which it is expected that holders of record of shares of Common Stock or other securities constituting a part of the Warrant Shares shall be entitled to exchange such shares or securities for securities or other property, if any, deliverable upon such reclassification, recapitalization, reorganization, consolidation, merger, amalgamation, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up. The failure to give the notice required by this Section or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, reorganization, recapitalization, reclassification, consolidation, merger, amalgamation, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up, or the vote upon any action.

         The issuer shall give to each Warrant holder written notice of any determination to register any of its Common Stock at the same time that it gives notice to holders of Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement.

         The Issuer shall promptly deliver to each Warrant holder copies of all reports and filings made with the Securities and Exchange Commission (the "SEC") or furnished to the holders of its Common Stock or other securities constituting a part of the Warrant Shares.

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent as shareholders in respect of the meetings of shareholders or the election of members of the Board of Directors of the Issuer or any other matter, or any rights whatsoever as shareholders of the Issuer.

         SECTION 14. Notices to the Issuer and Warrant Holders. Any notice or demand authorized by this Agreement to be given or made by the registered holder cf any Warrant Certificate to or on the Issuer shall be sufficiently given or made when received at the office of the Issuer expressly designated by the Issuer as its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Issuer), as follows:

                          First Premium Services, Inc.
                          520 Lake Cook Road
                          Suite 300
                          Deerfield, Illinois 60015-4926
                          Attention: Mr. James C. Knollenberg

with a copy to:           Rudnick & Wolfe
                          203 North LaSalle Street
                          Chicago, Illinois 60601
                          Attention: Michael B. Fischer, Esq.

Any notice pursuant to this Agreement to be given by the Issuer to the registered holder(s) of any Warrant Certificate shall be sufficiently given when received by such holder at the address appearing on the Warrant register of the Issuer (until the Issuer is otherwise notified in accordance with this Section by such holder).

         SECTION 15. Cash Distributions and Dividends. The Issuer shall not declare or pay any dividends or make any distributions to the holders of its Common Stock other than dividends payable in and distributions of Common Stock. Notwithstanding the foregoing and without authorizing same, if the Issuer pays a dividend or makes a distribution to the holders of its Common Stock of any securities (other than Common Stock) or property (including cash and securities of other companies) of the Issuer, or any rights, options or warrants to purchase securities (other than Common Stock) or property (including securities of other companies) of the Issuer, then, simultaneously with the payment of such dividend or the making of such distribution, it will pay or distribute to the holders of the Warrant Certificates an amount of property (including without limitation cash) and/or securities (including without limitation securities of other companies) of the Issuer as would have been received by such holders had they exercised all of the Warrants (whether or not the Warrants were then exercisable) immediately prior to the record date (or other applicable date) used for determining stockholders of the Issuer entitled to receive such dividend or distribution. Anything in subsection (d) of Section 10 to the contrary notwithstanding, no adjustment to the Exercise Price shall be made for any distribution of Convertible Securities of the Issuer to the Warrant holders pursuant to the provisions of this Section.

         SECTION 16. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Issuer or the holders shall bind and inure to the benefit of their respective successors and assigns, including those by operation of law, merger, consolidation or as otherwise provided in
Section 10(k).

         SECTION 17. Termination. This Agreement shall terminate when all Warrants have been exercised pursuant to this Agreement, have expired unexercised in accordance with their terms or have been redeemed pursuant to the Put Agreement.

         SECTION 18. Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

         SECTION 19. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Issuer and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuer and the registered holders of the Warrant Certificates.

         SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         SECTION 21. Amendments; Waivers. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided, however, that any amendment requested or waiver sought from the Warrant holders of any provision of this Agreement which affects Warrant holders generally may be given by holders of at least sixty-six and two-thirds percent (66- 2/3%) of the Warrants outstanding and any waiver so given shall be binding on all Warrant holders; provided, however, that the provisions of Section 6 with respect to the type of securities for which the Warrants are exercisable may not be changed without the consent of each holder of Warrants affected thereby. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall a waiver of a particular right or remedy on one occasion be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         SECTION 22. Waiver of Jury Trial. THE PURCHASER AND THE ISSUER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY RAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE WARRANTS OR ANY OTHER DOCUMENT EXECUTED PURSUANT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PURCHASER OR THE ISSUER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER'S ENTERING INTO THIS AGREEMENT.

         SECTION 23. Jurisdiction. The Issuer hereby agrees that any legal action or proceeding against it with respect to this Agreement, the Warrants or any of the documents delivered in connection herewith or therewith may be brought in the courts of the State of Illinois or of the United States of America for the Northern District of Illinois as any holder of the Warrants may elect, and, by execution and delivery hereof, it accepts and consents for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by a majority in interest of the holders of the Warrants in writing, with respect to any action or proceeding brought by it against such holders. The Issuer irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing and (ii) any earlier date permitted by applicable law. The Issuer agrees that it will at all times continuously maintain an agent to receive service of process in the State of Illinois on behalf of itself and its properties and in the event that, for any reason, the Issuer is no longer domiciled or qualified to do business in the State of Illinois, it shall promptly appoint an agent to receive service of process in the State of Illinois and shall advise the Investors thereof. The Issuer waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens. Nothing herein shall affect the right of any holder of the Warrants to bring proceedings against the Issuer in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 24. Specific Performance. The Issuer recognizes that the rights of the holders of the Warrants under this Agreement are unique and, accordingly, the holders of the Warrants shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the holders of the warrants which may exist apart from this Agreement.

         SECTION 25. Annual and Quarterly Reports; Other Information. The Issuer will deliver to each holder of Warrants and Warrant Shares,

                          (a) as soon as practicable after the end of each fiscal year audited annual financial statements of the Issuer and after the end of each quarter, unaudited quarterly financial statements of the Issuer, including, in each case, a balance sheet, a statement of operations, and a statement of cash flow of the issuer for such year or quarter, all prepared in accordance with generally accepted accounting principles;

                          (b) as soon as available, copies of all documents (other than any which have been granted confidential treatment) filed with the SEC;

                          (c) as soon as available, copies of all reports and financial and other information furnished to its shareholders; and

                          (d) until the consummation of the initial public offering of any class of equity securities of the Issuer, such other financial and other information as may, from time to time, be reasonably requested by any such holder.

         SECTION 26.      INTENTIONALLY OMITTED

         SECTION 27.      Covenants.

         The Issuer hereby covenants and agrees that, except as Purchaser may otherwise agree in writing, the Issuer shall:

                          (i) Continuance of Business, Etc. Not wind up, liquidate or dissolve; not engage to a material extent in any line of business other than those in which it is actively engaged on the date hereof; maintain all rights, privileges and franchises necessary in the normal conduct of its business; and conduct its business in compliance in all material respects with all requirements of law (including environmental laws and, with respect to all employee benefit plans, the Employee Retirement Income Security Act of 1974, as amended).

                          (ii) Transactions with Affiliates. Not enter into any transaction, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any person or entity affiliated with Issuer, except in the ordinary course of, and pursuant to the reasonable requirements of, its business and upon fair and reasonable terms non less favorable than would be obtained in a comparable arms-length transaction with any other person or entity not affiliated with Issuer.

                          (iii) Other Obligations. Maintain all of its obligations for borrowed money, including, without limitation, its obligations to LaSalle National Bank under the Loan and Security Agreement, dated as of June 26, 1991 and as amended to date and from time to time hereafter, between the Issuer and LaSalle, as agent. for itself and The Daiwa Bank Limited, in a current status.

                          (iv) Restricted Payments. Not purchase, redeem or retire or make any dividend or distribution on account of any shares of the capital stock of Issuer or issue any phantom stock or stock appreciation rights, except for redemption of the Initial Preferred Stock (as defined in the Put Agreement) pursuant to the terms thereof.

                          (v) Charter Provisions. Cause its certificate of incorporation to contain provisions regarding its authorized Class A Common Stock and Class B Common Stock consistent with the requirements therefor set forth in Section 26 of the

                 Warrant Purchase Agreement by and between the Issuer and INFC dated as of February 12, 1993.

The covenants set forth in this Section 27 shall survive the exercise of the Warrants and the termination of this Agreement and shall remain in full force and effect until the expiration of the Put Agreement.

         SECTION 28. Purchaser Option. (a) In the event the Issuer issues additional shares of Common Stock (other than shares issued upon the exercise of any Warrant), it shall so notify the Purchaser in writing (the "Issuance Notice") prior to accepting subscriptions for such stock. The Purchaser shall be granted an option to subscribe for that number of such additional shares of Common Stock not in excess of the number obtained by multiplying (i) the total number of additional shares of Common Stock issued by (ii) a fraction (a) the numerator of which is the number of Warrant Shares for which the Warrants are exercisable at the time of such issuance and (b) the denominator of which is the total number of issued and outstanding shares of Common Stock prior to such issuance.

                          (b) The Purchaser shall have a period of ten (10) Business Days (as defined in the Put Agreement) from the date of receipt of the Issuance Notice (the "Election Expiration Date") to elect, by written notice to the Issuer (the "Response Notice"), to subscribe or refrain from subscribing for any additional shares. If the Purchaser elects to purchase additional shares it shall (i) specify in the Response Notice the number of shares for which it elects to subscribe, up to the maximum to which it shall be entitled pursuant to paragraph (a) above, (ii) execute a subscription agreement in the form customarily used by the Issuer in accepting subscriptions for its capital stock and (iii) make payment for such shares within the time required by the Issuer.

In the event the Purchaser does not deliver a Response Notice to the Issuer on or prior to the Election Expiration Date, the Purchaser shall be deemed to have elected to refrain from subscribing for any additional shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year set above written.


                                        FIRST PREMIUM SERVICES, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

Attest: ______________________________
        Secretary/Assistant Secretary

                                        DEERPATH INVESTMENT PARTNERS, LTD.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                      EXHIBIT A

                         [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO AN EXEMPTION, FROM THE REGISTRATION PROVISIONS OF SAID ACT.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A PUT AGREEMENT, DATED AS OF DECEMBER 23, 1992, BY AND BETWEEN FIRST PREMIUM SERVICES, INC. AND DEERPATH INVESTMENT PARTNERS, LTD.
                                                              600 Warrants

                              Warrant Certificate

                          FIRST PREMIUM SERVICES, INC.

         This Warrant Certificate certifies that DEERPATH INVESTMENT PARTNERS, LTD., or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase shares of Class A Common Stock (the "Common Stock") of FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"). Each Warrant entitles the holder upon exercise to receive from the Issuer one fully paid and nonassessable share of Class A Common Stock, $.01 par value, of the Issuer (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $500, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Issuer designated for such purpose, subject to the conditions set forth herein and in the Warrant Purchase Agreement hereinafter referred to. The Exercise Price and number and type of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Purchase Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Purchase Agreement dated as of December 23, 1992 (the "Warrant Agreement"), duly executed and delivered by the Issuer, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities hereunder of the Issuer and the holders of the, Warrants (the words "holders" or

"holder" meaning the registered holders or registered holder). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by check payable to the order of the Issuer at the office of the Issuer designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Issuer to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractional shares of Common Stock will be issued upon the exercise of any Warrant, but the Issuer will pay the cash value thereof determined as provided in the Warrant Agreement. No adjustment shall be made for any cash dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon exercise of the Warrants, the holder of Common Stock issued upon such exercise will be bound by and subject to the terms of that certain Shareholders, Agreement dated as of February 12, 1993, by and among the Issuer, Crabtree Capital Corporation, the Purchaser and the other parties thereto (the "Stockholders Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Stockholders Agreement as a Purchaser thereunder. A copy of the Stockholders Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of December 23, 1992, by and between the Issuer and the Purchaser of the Warrants (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a Purchaser thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The Warrants are subject to that certain Put Agreement, dated as of December 23, 1992, by and among the Issuer and the Purchaser of the Warrants (the "Put Agreement"), pursuant to which the holder hereof possesses certain rights to put the Warrants to the Issuer, all at the times specified in, and pursuant to the terms and conditions set forth in the Put Agreement. By acceptance of this Warrant Certificate, the holder hereof agrees to be bound by the Put Agreement to the same extent as the Purchaser of the Warrants. A copy of the Put Agreement may be obtained by the holder hereof upon written request to the Issuer.

         Warrant Certificates, when surrendered at the office of the Issuer by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of warrants.

         The Issuer may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing made hereon) for the purpose of any exercise hereof, of any distribution to the holder(s) hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Issuer (other than the right to receive dividends and distributions as set forth in Section 15 of the Warrant Agreement).

         IN WITNESS WHEREOF, First Premium Services, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  December 23, 1992
                                        FIRST PREMIUM SERVICES, INC.



                                        By:_____________________________________
                                           Name:
                                           Title:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO AN EXEMPTION, FROM THE REGISTRATION PROVISIONS OF SAID ACT.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A PUT AGREEMENT, DATED AS OF DECEMBER 23, 1992, BY AND BETWEEN FIRST PREMIUM SERVICES, INC. AND DEERPATH INVESTMENT PARTNERS, LTD.

                                                              600 Warrants

                              Warrant Certificate

                          FIRST PREMIUM SERVICES, INC.

        This Warrant Certificate certifies that DEERPATH INVESTMENT PARTNERS, LTD., or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase shares of Class A Common Stock (the "Common Stock") of FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"). Each Warrant entitles the holder upon exercise to receive from the Issuer one fully paid and nonassessable share of Class A Common Stock, $.01 par value, of the Issuer (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $500, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Issuer designated for such purpose, subject to the conditions set forth herein and in the Warrant Purchase Agreement hereinafter referred to. The Exercise Price and number and type of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Purchase Agreement.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Purchase Agreement dated as of December 23, 1992 (the "Warrant Agreement"), duly executed and delivered by the Issuer, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities hereunder of the Issuer and the holders of the Warrants (the word "holders" or "holder" meaning the registered holders or registered holder). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Issuer.

        The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by check payable to the order of the Issuer at the office of the Issuer designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Issuer to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractional shares of Common Stock will be issued upon the exercise of any Warrant, but the Issuer will pay the cash value thereof determined as provided in the Warrant Agreement. No adjustment shall be made for any cash dividends on any Common Stock issuable upon exercise of this Warrant.

        The Warrant Agreement provides that upon exercise of the Warrants, the holder of Common Stock issued upon such exercise will be bound by and subject to the terms of that certain Shareholders' Agreement dated as of February 12, 1993, by and among the Issuer, Crabtree Capital Corporation, the Purchaser and the other parties thereto (the "Stockholders Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Stockholders Agreement as a Purchaser thereunder. A copy of the Stockholders Agreement may be obtained by the holder hereof upon written request to the Issuer.

        The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of December 23, 1992, by and between the Issuer and the Purchaser of the Warrants (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a Purchaser thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Issuer.

        The Warrants are subject to that certain Put Agreement, dated as of December 23, 1992, by and among the Issuer and the Purchaser of the Warrants (the "Put Agreement"), pursuant to which the holder hereof possesses certain rights to put the Warrants to the Issuer, all at the times specified in, and pursuant to the terms and conditions set forth in the Put Agreement. By acceptance of this Warrant Certificate, the holder hereof agrees to be bound by the Put Agreement to the same extent as the Purchaser of the Warrants. A copy of the Put Agreement may be obtained by the holder hereof upon written request to the Issuer.

        Warrant Certificates, when surrendered at the office of the Issuer by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        The Issuer may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing made hereon) for the purpose of any exercise hereof, of any distribution to the holder(s) hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Issuer (other than the right to receive dividends and distributions as set forth in Section 15 of the Warrant Agreement).

        IN WITNESS WHEREOF, First Premium Services, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  December 23, 1992

                                        FIRST PREMIUM SERVICES, INC.

                                        By:___________________________________
                                           Name:
                                           Title:

                                        By:___________________________________
                                           Name:
                                           Title:

                                   EXHIBIT A

                         [Form of Warrant Certificate]


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO AN EXEMPTION, FROM THE REGISTRATION PROVISIONS OF SAID ACT.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A PUT AGREEMENT, DATED AS OF DECEMBER 23, 1992, BY AND BETWEEN FIRST PREMIUM SERVICES, INC. AND CRABTREE CAPITAL CORPORATION.

                                                                    482 Warrants

                              WARRANT CERTIFICATE

                          FIRST PREMIUM SERVICES, INC.

         This Warrant Certificate certifies that CRABTREE CAPITAL CORPORATION, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase shares of Class A Common Stock (the "Common Stock") of FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"). Each Warrant entitles the holder upon exercise to receive from the Issuer one fully paid and nonassessable share of Class A Common Stock, $.01 par value, of the Issuer (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $500, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Issuer designated for such purpose, subject to the conditions set forth herein and in the Warrant Purchase Agreement hereinafter referred to. The Exercise Price and number and type of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Purchase Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Purchase Agreement dated as of December 23, 1992 (the "Warrant Agreement"), duly executed and delivered by the Issuer, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities hereunder of the Issuer and the holders of the Warrants (the words "holders" or "holder" meaning the registered holders or registered holder). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by check payable to the order of the Issuer at the office of the Issuer designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Issuer to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractional shares of Common Stock will be issued upon the exercise of any Warrant, but the Issuer will pay the cash value thereof determined as provided in the Warrant Agreement. No adjustment shall be made for any cash dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon exercise of the Warrants, the holder of Common Stock issued upon such exercise will be bound by and subject to the terms of that certain Shareholders, Agreement dated as of February 12, 1993, by and among the Issuer, Crabtree Capital Corporation and the other parties thereto (the "Stockholders Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Stockholders Agreement as a Purchaser thereunder. A copy of the Stockholders Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of December 23, 1992, by and between the Issuer and the Purchaser of the Warrants (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a Purchaser thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The Warrants are subject to that certain Put Agreement, dated as of December 23, 1992, by and among.the Issuer and Deerpath Investment Partners, Ltd. as Assignee of the Warrants (the

"Put Agreement"), pursuant to which the holder hereof possesses certain rights to put the Warrants to the Issuer, all at the times specified in, and pursuant to the terms and conditions set forth in the Put Agreement. By acceptance of this Warrant Certificate, the holder hereof agrees to be bound by the Put Agreement to the same extent as the Purchaser of the Warrants. A copy of the Put Agreement may be obtained by the holder hereof upon written request to the Issuer.

         Warrant Certificates, when surrendered at the office of the Issuer by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of warrants.

         The Issuer may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing made hereon) for the purpose of any exercise hereof, of any distribution to the holder(s) hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Issuer (other than the right to receive dividends and distributions as set forth in Section 15 of the Warrant Agreement).

         IN WITNESS WHEREOF, First Premium Services, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  December 23, 1992

                                        FIRST PREMIUM SERVICES, INC.



                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________



                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                          FORM OF ELECTION TO PURCHASE

                   (To Be Executed Upon Exercise of Warrant)


         The undersigned holder hereby represents that he or it is the registered holder of this Warrant Certificate, and hereby irrevocably elects to exercise the right, represented by this warrant Certificate, to receive shares of Class A Common Stock, par value $. 01 per share, of First Premium Services, Inc., and herewith tenders payment for such shares to the order of First Premium Services, Inc. in the amount of $________ in accordance with the terms hereof or by reduction and application of amounts due under the Issuer's Note (as defined in Section 6 of the Warrant Agreement). The undersigned requests that a certificate for such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth. If said number of shares is less than all of the shares,of Common Stock purchasable hereunder, the undersigned requests that a new warrant Certificate representing the remaining balance of such shares be registered in the name of the undersigned or his/its nominee hereinafter set forth, and further that such certificate be delivered to the undersigned at the address hereinafter set forth or to such other person or entity as is hereinafter set forth.

         Certificate to be
         registered as follows:         Name:_________________________________
                                        Address:______________________________

         Certificate to be
         delivered as follows:          Name:_________________________________
                                        Address:______________________________


Date:_______________________________    ______________________________________
                                        (Signature must conform in all respects
                                        to the name of the holder as specified
                                        on the face of Warrant, unless Form of
                                        Assignment has been executed)

Federal Taxpayer ID No._____________

                               FORM OF ASSIGNMENT

                   [To be executed upon Transfer of Warrant]


         For value received, the undersigned registered holder of the enclosed Warrant hereby sells, assigns and transfers unto _________________ __ the right represented by such Warrant to purchase ____________________ shares of Common Stock of First Premium Services, Inc. to which such Warrant relates, and appoints ____________________ Attorney to make such transfer on the books of First Premium Services, Inc. maintained for such purpose, with full power of substitution in the premises.


Date:_______________________________    ______________________________________
                                        (Signature must conform in all respects
                                        to the name of the holder as specified
                                        on the face of Warrant)

                                        ______________________________________
                                        (Street Address)


                                        ______________________________________
                                        (City, State, Zip Code)


Assignee's Federal Taxpayer ID No.____________

                           WARRANT PURCHASE AGREEMENT

                                    BETWEEN

                          FIRST PREMIUM SERVICES, INC.

                                      AND

                          CRABTREE CAPITAL CORPORATION


                         Dated as of December 23, 1992

                               TABLE OF CONTENTS


SECTION                                                                                                     PAGE
- -------                                                                                                     ----
1.       Purchase and Sale of Warrants; Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.       Warrant Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

3.       Execution of Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

4.       Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

5.       Registration of Transfers and Exchanges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

6.       Warrants; Exercise of Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

7.       Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

8.       Mutilated or Missing Warrant Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

9.       Reservation of Warrant Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

10.      Adjustment of Exercise Price and Number of Warrant Shares Issuable . . . . . . . . . . . . . . . .    5
         (a)  Adjustment for Change in Capital Stock of the Issuer  . . . . . . . . . . . . . . . . . . . .    6
         (b)  Adjustment for Common Stock Issue   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         (c)  Adjustment for Convertible Securities Issue   . . . . . . . . . . . . . . . . . . . . . . . .    7
         (d)  Adjustment for Right, Option and Warrant Issues   . . . . . . . . . . . . . . . . . . . . . .    9
         (e)  Current Market Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         (f)  Consideration Received  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         (g)  Special Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         (h)  When No Adjustment Required   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         (i)  Notice of Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         (j)  Voluntary Reduction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         (k)  Reorganization of the Issuer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         (l)  When Issuance or Payment May Be Deferred  . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         (m)  Adjustment in Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

11.      Fractional Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

SECTION                                                                                                     PAGE
- -------                                                                                                     ----
12.      Put of Warrant Ownership; Disposition of Warrant Shares; Registration of Warrant Shares  . . . . .   15

13.      Notice to Warrant Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

14.      Notices to the Issuer and Warrant Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

15.      Cash Distributions and Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

16.      Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

17.      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

18.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

19.      Benefits of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

20.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

21.      Amendments; Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

22.      Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

23.      Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

24.      Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

25.      Annual and Quarterly Reports; Other Information  . . . . . . . . . . . . . . . . . . . . . . . . .   19

26.      INTENTIONALLY OMITTED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

27.      Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

28.      Purchaser Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21


EXHIBIT
- -------

A        -    Form of Warrant Certificate

                           WARRANT PURCHASE AGREEMENT


         WARRANT PURCHASE AGREEMENT, dated as of December 23, 1992, between FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"), and CRABTREE CAPITAL CORPORATION, a Delaware corporation (the "Purchaser").


                              W I T N E S S E T H:

         WHEREAS, the Issuer proposes to issue to the Purchaser warrants to purchase certain common stock of the Issuer as hereinafter described (the "Warrants"), which Warrants will initially be exercisable for 482 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), of the Issuer, on the terms and conditions hereinafter set forth; and

         WHEREAS, the Purchaser and the Issuer desire to set forth the terms and provisions of the Warrants and the conditions to the issuance and sale thereof to the Purchaser.

         NOW THEREFORE, in consideration of the premises and the agreements herein set forth and as part of the consideration for the loan by the Purchaser to the Issuer of $200,000 as evidenced by a Subordinated Unsecured Promissory Note dated December 23, 1992 (the "Issuer's Note"), the parties hereto, intending to be legally bound, hereby agree as follows:

         1.   PURCHASE AND SALE OF WARRANTS; CLOSING.

              (a) The Issuer hereby agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Issuer, Warrants to purchase 482 of Class A Common Stock for an aggregate purchase price of $1.00.

              (b) The sale and purchase of the Warrants shall take place at a closing (the "Closing") at the offices of Rudnick & Wolfe, 203 North LaSalle Street, Chicago, Illinois at 10:00 a.m. on or before December 31, 1992 (the "Closing Date"). At the Closing, the Issuer will deliver to the Purchaser Warrant Certificates (as defined in Section
         2) evidencing the Warrants to be purchased by the Purchaser (in such permitted denomination or denominations as the Purchaser may request and registered in its name or the name of its nominee), dated the Closing Date, against payment, of the purchase price therefor by certified or bank cashier's check or by wire transfer of immediately available funds.

         2.   WARRANT CERTIFICATES.

         The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be in the form set forth as Exhibit A attached hereto.

         3. EXECUTION OF WARRANT CERTIFICATES. Warrant Certificates shall be signed on behalf of the Issuer by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be printed or otherwise reproduced on the Warrant Certificates and for that purpose the Issuer may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such person shall have ceased to hold such office.

         In case any officer of the Issuer who shall have signed any of the Warrant Certificates shall cease to be such officer before the warrant Certificates so signed shall have been disposed of by the Issuer, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Issuer; and any Warrant Certificate may be signed on behalf of the Issuer by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Issuer to sign such Warrant Certificate although at the date of the execution of this Agreement any such person was not such officer.

         4. REGISTRATION. The Issuer shall number and register the Warrant Certificates in a register as they are issued. The Issuer may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         5. REGISTRATION OF TRANSFERS AND EXCHANGES. The Issuer shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Issuer upon surrender of such Warrant Certificates accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Issuer, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Issuer.

         If such transfer of Warrants is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), the Warrant holder will, if reasonably requested by the Issuer, deliver to the Issuer an opinion of counsel, which may be counsel to the holder, reasonably satisfactory in form, scope and substance to the Issuer, that the Warrants may be sold publicly without registration under the Act, as well as:

                      (1) an investment covenant reasonably satisfactory to the Issuer signed by the proposed transferee;

                      (2) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant Certificate; and

                      (3) an agreement by such transferee to be bound by the provisions of: (a) this Agreement, and (b) the provisions of the Shareholders' Agreement dated as of February 12, 1993, by and among the Issuer, the Purchaser, and the other persons and entities owning or entitled upon exercise of an option or warrant to own shares of the Common Stock of the Issuer (the "Stockholders Agreement");

provided that, the Purchaser may transfer the Warrants to an affiliate of the Purchaser without providing the Issuer with an opinion of counsel.

         The Warrant holders agree that each Warrant Certificate and each certificate representing Warrant Shares will bear the following legend:

              "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended. Said securities may not be sold or transferred in the absence of such registration or an exemption, or an opinion of counsel (which may be counsel to the holder) as to an exemption, from the registration provisions of said Act."

         Warrant Certificates may be exchanged at the option of the holder(s) thereof when surrendered to the Issuer at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants, including, without limitation, upon an adjustment in the Exercise Price or in the number of Warrant Shares purchasable upon exercise of this Warrant. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Issuer.

         6. WARRANTS; EXERCISE OF WARRANTS. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time on or after (1) the earliest of (i) December 31, 1995, (ii) the effectiveness of a registration statement relating to a Stipulated Public Offering (as defined in the Put Agreement) of the Issuer, (iii) the occurrence of an event of default under the Credit Agreement executed and delivered pursuant to the commitment letter dated December 30, 1992 by and between the Issuer and an affiliate of the Purchaser, (iv) any merger or consolidation of the Issuer with or into any corporation or other entity that is not an

Affiliate (as defined in the Put Agreement) of the Issuer, (v) any sale or other disposition of all or substantially all of the assets of the Issuer not made in the ordinary course of business of the Issuer, and (vi) any sale or other disposition by the Issuer of shares of Common Stock constituting more that 50% of the number of shares of Common Stock then outstanding and prior to
(2) December 31, 2004, to receive from the Issuer the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such warrants and payment of the Exercise Price then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of the Warrants. The term "Warrant Shares" shall mean shares of Class A Common Stock issuable upon the exercise of each Warrant or such other securities, property and cash which the Warrant holders shall be entitled to receive upon exercise of the Warrants pursuant to the provisions of Section 10, including without limitation subsection (k) thereof.

         A Warrant may be exercised upon surrender to the Issuer at its office designated for such purpose (the address of which is set forth in Section 14) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase attached thereto duly filled in and signed, upon payment to the Issuer of the exercise price of $500 per Warrant Share (the "Exercise Price"), as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in cash or by check payable to the order of the Issuer or by application against the Exercise Price amounts evidenced by the Issuer's Note.

         Upon such surrender of Warrant Certificates and payment of the Exercise Price, the Issuer shall issue and cause to be delivered with all reasonable dispatch (and in any event within two business days) to or upon the written order of the holder, and in the name of the Warrant holder or the Warrant holder's nominee, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with such other property (including cash) and securities as may then be deliverable upon such exercise, including cash for fractional Warrant Shares as provided in
Section 11. Such certificate or certificates shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part, and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 3.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Issuer. The Issuer shall keep copies of this Agreement and any notices received hereunder available for inspection during normal business hours at its office. The Issuer will furnish, at its expense, copies of this Agreement and all such notices, upon request, to any holder of any Warrant Certificates.

         7. PAYMENT OF TAXES. The Issuer will pay all stamp and transfer taxes in connection with the issuance, sale, delivery or transfer of the Warrants hereunder, as well as all such stamp and transfer taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price.

         8. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants.

         9. RESERVATION OF WARRANT SHARES. The Issuer will at all times reserve and keep available, free from preemptive or similar rights, out of the aggregate of its authorized but unissued capital stock or its authorized and issued capital stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of each class of capital stock constituting a part of the Warrant Shares which may then be deliverable upon the exercise of all outstanding Warrants. The Issuer shall cause all Warrant Shares of each class of capital stock of the Issuer or other securities of the Issuer reserved for issuance upon exercise of the Warrants to be listed (or to be listed subject to notice of issuance) on each securities exchange on which such shares of capital stock of the Issuer or any such other securities are listed.

         The Issuer or, if appointed, the transfer agent for shares of each class of capital stock of the Issuer (the "Transfer Agent") and every, subsequent transfer agent for any shares of the Issuer's capital stock issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Issuer will keep a copy of this Agreement on file with the Transfer Agent and with every, subsequent transfer agent for any shares of the Issuer's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants or of the rights of conversion of the Warrant Shares. The Issuer will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 13.

         The Issuer covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issuance and payment of the Exercise Price therefor be fully paid, nonassessable, free of preemptive or similar rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section. For purposes of this Section, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Issuer and any other stock of the Issuer, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets upon voluntary or involuntary liquidation, dissolution or winding up or of the earnings of the Issuer without limit as to per share amount. "Common Stock" shall not include preferred or special stock.

              (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK OF THE ISSUER: If the Issuer

                      (1) pays a dividend or makes a distribution on any class of its Common Stock in shares of any class of its Common Stock;

                      (2) subdivides its outstanding shares of any class of Common Stock into a greater number of shares;

                      (3) combines its outstanding shares of any class of Common Stock into a smaller number of shares;

                      (4) makes a distribution on any class of its Common Stock in shares of its capital stock other than Common Stock; or

                      (5) issues by reclassification of any class of its Common Stock any shares of its capital stock;

         then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Issuer which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action, as determined by the Board of Directors of the Issuer in the good faith exercise of its reasonable business judgment.

              The adjustment shall become effective immediately after the record date in the case of such a stock dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

              If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of capital stock of the Issuer, the Board of Directors of the Issuer shall determine in the good faith exercise of its reasonable business judgment the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

              Such adjustment shall be made successively whenever any event listed above shall occur.

              (b) ADJUSTMENT FOR COMMON STOCK ISSUE. If the Issuer issues shares of Common Stock for a consideration per share less than the Current Market Price per share on the date the Issuer fixes the offering price of such additional shares, the Exercise Price shall, be adjusted in accordance with the following formula:

                                      P
                                      -
              E,      =    E  x  0 +  M
                                 ------
                                    A
         where:

              E,      =      the adjusted Exercise Price.

              E       =      the then current Exercise Price.

              0       =      the number of shares outstanding immediately prior
                             to the issuance of such additional shares.

              P       =      the aggregate consideration received for the
                             issuance of such additional shares.

              M       =      the Current Market Price per share on the date of
                             issuance of such additional shares.

              A       =      the number of shares outstanding immediately after
                             the issuance of such additional shares.

              The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

              The provisions of this subsection do not apply to:

                      (1)    any of the transactions described in subsection
              (a) or for which an adjustment has been made pursuant to the provisions of subsection (c) or (d) of this Section, or

                      (2)    the exercise of Warrants.

              (c) ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE. If the Issuer issues any Convertible Securities (other than Convertible Securities for which an adjustment has been made pursuant to the provisions of subsection (d) of this Section), whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such Convertible Securities less than the Current Market Price per share on the date of issuance of such Convertible Securities, the Exercise Price shall be adjusted in accordance with this formula:

                                       P
                                       -
              E'      =    E  x  0  +  M
                                 -------
                                 0  +  D
         where:

              E'      =      the adjusted Exercise Price.

              E       =      the then current Exercise Price.

              0       =      the number of shares outstanding immediately prior
                             to the issuance of such securities.

              P       =      the aggregate consideration received for the
                             issuance of such securities.

              M       =      the Current Market Price per share on the date of
                             issuance of such securities.

              D       =      the maximum number of shares deliverable upon
                             conversion or in exchange for such securities at the Minimum Rate.

         The term "Minimum Rate" means the lowest rate at which the Convertible Securities can be converted into or exchanged for Common Stock, regardless of whether that is the initial rate or is conditioned upon the passage of time, the occurrence or nonoccurrence of some other event, or both.

              The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

              If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

              (d) ADJUSTMENT FOR RIGHT, OPTION AND WARRANT ISSUES. If the Issuer issues any rights, options or warrants (other than the Warrants, the warrants issued to Deerpath Investment Partners, Ltd. to acquire 600 shares of the Class A Common Stock of the Issuer (the "Deerpath Warrants"), the warrants issued to Internationale Nederlanden (U.S.) Finance Corporation ("INFC") to acquire 4,456 shares of the Class B Nonvoting Convertible Common Stock of the Issuer (the "INFC Warrants") and the Employee Options (as hereinafter defined)) to subscribe for or purchase or otherwise acquire Common Stock or Convertible Securities (the "Option Securities"), then, upon the issuance of the Common Stock and/or Convertible Securities deliverable upon the exercise of such Option Securities or upon the conversion or exchange of such securities, an adjustment shall be made pursuant to Section 10(b) on the basis of the actual number of shares of Common Stock issued upon such exercise, conversion or exchange of such Option Securities.

              (e) CURRENT MARKET PRICE. In subsections (b), (c) and (d) of this Section the Current Market Price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock for each day is the last reported sales price of the Common Stock on such day as reported by NASDAQ, National Market System, or, if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange) on such day, or if neither is so reported or listed, the average of the last reported bid and asked prices of the Common Stock on such day. In the absence of one or more such quotations, the Current Market Price shall be determined by the Board of Directors of the Issuer in its reasonable business judgment exercised in good faith and notice of such determination shall be delivered to the Purchaser; provided, however , that during the 30-day period following the date notice of such determination is received by holders of the Warrants, such holders may object to such determination by giving notice to the Issuer. If within such 30-day period, the holders of a majority of the Warrants notify the Issuer of their objection (the "Objection Notice") and such holders and the Issuer do not agree upon the Current Market Price within fifteen (15) days following receipt by the Issuer of the Objection Notice (the "Negotiation Period"), then either the Issuer or a majority in interest of the holders of the Warrants shall have the right to invoke the following procedure:

                             1.     The Issuer and the holders shall each
                      submit their determination of Current Market Price within ten (10) days after the expiration of the Negotiation Period;

                             2. Such determinations of Current Market Price shall be submitted to one of the following investment banking firms: Kidder Peabody & Co., Inc., The First Boston Corp. and Dillon Reade & Co., as selected by a majority in interest of the holders of the Warrants within five (5) days after the expiration of the Negotiation Period or if each of such investment banking firms shall decline or fail to act, a recognized investment banking firm of national reputation selected by agreement of the Issuer and a majority in interest of the holders of the Warrants (the firm so chosen, the "Appraiser") for consideration; and

                             3.     The Appraiser shall decide within twenty
                      (20) days of its selection but no earlier than ten (10) days of its selection which of the determinations considered most closely approximates Current Market Price, which decision shall be final and binding on the Issuer and the holders of the Warrants unless they agree in writing to settle their dispute prior to the Appraiser's determination. Upon receipt of the submission from both the Issuer and the representative of the holders of the Warrants of their determination of Contract Value, the Appraiser shall promptly transmit the determination of each party to the other party.

         All costs of appraisal shall be borne by the party whose determination was not selected by the Appraiser as the Current Market Price and in the case of agreement subsequent to the Appraiser's selection but prior to such determination, such costs shall be divided equally.

              (f) CONSIDERATION RECEIVED. For purposes of any computation respecting consideration received pursuant to any subsection of this Section, the following shall apply:

                      (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, after deduction for any commissions, discounts or other expenses incurred by the Issuer for any underwriting of the issue or otherwise in connection therewith;

                      (2) in the case of the issuance of shares of Common Stock for a consideration consisting in whole or in part of other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Issuer in the good faith exercise of its reasonable business judgment, after deduction for all expenses incurred by the Issuer in connection therewith, provided that the Issuer agrees that in no event will shares of capital stock of the Issuer be issued in exchange for services;

                      (3) in the case of the issuance of Convertible Securities or securities issuable upon the exercise of Option Securities (other than the Deerpath Warrants, the INFC Warrants and the Employee Options (as defined in paragraph (4) below)), the aggregate consideration received therefor shall be deemed to be the consideration received by the Issuer for the issuance of such Convertible Securities, plus the consideration, if any, received by the Issuer for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Issuer upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

                      (4) in the case of (i) the Deerpath Warrants, (ii) the INFC Warrants and (iii) the options to purchase an aggregate of 3,240 shares of Common Stock authorized for issuance to certain employees of the Issuer (the "Employee Options"), the aggregate consideration received therefor shall be deemed to be zero and the issuance of shares pursuant to the Deerpath Warrants, the INFC Warrants and the Employee Options shall cause an adjustment to be made pursuant to Section 10(b) of this Agreement.

              (g) SPECIAL ADJUSTMENT. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants in effect at the time of such event shall forthwith be readjusted to the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price or number of Warrant Shares purchasable upon the exercise of the Warrants initially adjusted as provided in the applicable subsection of this Section, whichever was applicable, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

              (h) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a change in the par value or absence of par value of any Common Stock.

              To the extent the Warrants become exercisable, in whole or in part, for cash, no adjustment need be made thereafter as to the cash. Interest shall not accrue on the cash.

              No adjustment in the Exercise Price need be made if (i) it would reduce the Exercise Price below the then par value (provided that the number of Warrant Shares for which this Warrant shall thereafter be exercisable shall be computed as if such Exercise Price had been so reduced) or (ii) the adjustment would require an increase or decrease of less than .001% in the Exercise Price. Any adjustments that are not made but deferred shall be carried forward and taken into account in any subsequent adjustment.

              (i) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted or the Issuer takes any action that would require (a) any adjustment in (i) the Exercise Price or (ii) the number and type of securities or other property constituting Warrant Shares purchasable upon exercise of the Warrants or (b) the execution and delivery of a supplemental Warrant Agreement, the Issuer shall provide the notices required by Section 13.

              (j) VOLUNTARY REDUCTION. The Issuer may reduce the Exercise Price from time to time by any amount for any period of time of at least 20 days (including, without limitation, permanently) if the reduction is irrevocable during such period; provided, however, that in no event may the Exercise Price be reduced to an amount less than the par value of a share of Common Stock.

              Whenever the Exercise Price is reduced, the Issuer shall mail to Warrant holders, in the manner set forth in Section 13, a notice of such reduction at least 20 days before the date such reduction takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

              Any reduction of the Exercise Price under this subsection (other than a permanent reduction) shall not change or adjust the Exercise Price otherwise in effect for purposes of the other subsections of this Section.

              (k) REORGANIZATION OF THE ISSUER. In the event of any capital reorganization, recapitalization or reclassification of the capital stock of the Issuer, or consolidation, merger or amalgamation of the Issuer with another entity, or the sale, lease, transfer, conveyance or other disposition other than in the ordinary course of business of all or substantially all of its assets to another entity (any such occurrence being hereinafter referred to as a (" Major Transaction"), then, as a condition to such Major Transaction, lawful and adequate provision shall be made whereby (i) the holders of the Warrant Certificates shall thereafter have the right to purchase and receive upon exercise of the Warrant, on the basis and upon the terms and conditions specified in this Agreement and in lieu of the Warrant Shares purchasable and receivable upon the exercise of the rights represented by the Warrants immediately prior to such Major Transaction, such shares of stock, securities or assets as would be issuable or payable with respect to or in exchange for the number of Warrant Shares which would have been outstanding had this Warrant been exercised immediately prior to such Major Transaction, and (ii) if such Major Transaction is part of a transaction with any person (or any affiliate of such person) who shall previously have made a purchase, tender or exchange offer which was accepted by the holders of not less than twenty percent (20%) of the outstanding shares of Common Stock, the holder of the Warrants shall have been given a reasonable period of time (and, in no event, less than 30 days) to elect to receive upon exercise of the Warrant, on the basis and upon the terms and conditions specified in this Agreement and in lieu of the Warrant Shares purchasable and receivable upon the exercise of the rights represented by the Warrants immediately prior to such Major Transaction, either (x) the stock, securities, cash or properties it would have received pursuant to clause (i) or (y) stock, securities, cash or properties of the nature or type issued to holders of the Common Stock in accordance with such purchase, tender or exchange offer, or the equivalent thereof, in an amount which the holder of the Warrants would have received had it held the number of shares of Common Stock for which the Warrant was exercisable immediately prior to such purchase, tender or exchange offer.

              The Issuer shall not effect any such Major Transaction unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Issuer) resulting from such consolidation, merger or amalgamation or the entity purchasing or otherwise acquiring such assets (i) shall enter into a supplemental Warrant Agreement, containing provisions with respect to the rights and interests of the holder of the Warrants (including without limitation provisions for adjustment of the Exercise Price and of the number and type of securities purchasable upon the exercise of the Warrants) substantially identical to the provisions of this Agreement (which supplemental Warrant Agreement shall be satisfactory in form, scope and substance to a majority in interest of the holders of the Warrants and shall be mailed or delivered to the registered holders of the Warrants in accordance with Section 14) and shall assume the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase (the " Substitute Securities") and
         (ii) shall assume all of the obligations of the Issuer set forth in the Put Agreement of even date herewith between the Issuer and the Purchaser (the "Put Agreement") and the Registration Rights Agreement of even date herewith between the Issuer and the Purchaser (the "Registration Rights Agreement"), provided that such obligations shall, following such assumption, apply to the Substitute Securities rather than to the Warrants and the Warrant Shares. The foregoing provisions of this paragraph shall similarly apply to successive Major Transactions.

              If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee entity, such issuer shall join in the supplemental Warrant Agreement.

              (l) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this Section shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Issuer may elect to defer until the occurrence of such event (i) issuing to the holder of any warrant exercised after such record date the Warrant Shares issuable upon such exercise over and above the Warrant Shares issuable upon such exercise on the basis of the Exercise Price prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Issuer shall deliver to such holder a bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares and cash upon the occurrence of the event requiring such adjustment.

              (m) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to this Section, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

              N,      =    N x  E
                                -
                                E,
         where:

              N,      =      the adjusted number of Warrant Shares issuable
                             upon exercise of a Warrant by payment of the adjusted Exercise Price.

              N       =      the number or Warrant Shares previously issuable
                             upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

              E,      =      the adjusted Exercise Price.

              E       =      the Exercise Price prior to adjustment.

         Anything in this subsection or elsewhere in this Agreement to the contrary notwithstanding, if, because of any limitation set forth in subsection (h), no adjustment in the Exercise Price is made, the provisions of this subsection shall nevertheless be given effect so as to increase the adjusted number of Warrant Shares as though E, in the above formulas had actually been adjusted.

         11. FRACTIONAL INTERESTS. The Issuer shall not be required to issue fractional Warrant Shares on the Exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of the Warrant Shares would, except for the provisions of this Section, be issuable on the exercise of any Warrants (or specified portion thereof), the Issuer shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         12. PUT OF WARRANT OWNERSHIP; DISPOSITION OF WARRANT SHARES; REGISTRATION OF WARRANT SHARES. The put and call of the Warrant shall be governed by the Put Agreement; ownership and disposition of the Warrants and the Warrant Shares shall be subject to the Stockholders Agreement; and registration of the Warrant Shares shall be governed by the Registration Rights Agreement.

         13. NOTICE TO WARRANT HOLDERS. Upon any adjustment of the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants pursuant to Section 10, and as otherwise required by Section 10, the Issuer shall promptly thereafter (i) cause to be filed with the Issuer a certificate of the Chief Financial Officer of the Issuer setting forth the Exercise Price and the number and type of securities or other property constituting Warrant Shares after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number and type of securities or other property constituting Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section.

         In the event:

              (a) the Issuer shall authorize the issuance to holders (although not necessarily to all such holders) of shares of Common Stock rights, options or warrants to subscribe for or purchase or otherwise acquire shares of Common Stock or any other securities or property (including securities of any other company) or of any other subscription rights, options or warrants; or

              (b) the Issuer shall authorize the payment of any dividend or distribution to holders of shares of Common Stock of cash, Common Stock or other securities or property (including securities of any other company) of the Issuer; or

              (c) of any capital reorganization, reclassification or recapitalization of the capital stock of the Issuer, or any amalgamation, consolidation or merger to which the Issuer is a party, or of the sale, lease, conveyance, transfer, or other disposition of the properties and assets of the Issuer (other than in the ordinary course of business) substantially as an entirety, or a purchase, tender or exchange offer for shares of Common Stock or other securities constituting part of the Warrant Shares (whether by the Issuer or some other party); or

              (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

              (e) the Issuer proposes to take any action which would require an adjustment of the Exercise Price or number of Warrant Shares purchasable upon exercise of the Warrants pursuant to Section 10;

         then the Issuer shall cause to be given to each of the registered holders of the Warrant Certificates at his or its address appearing on the Warrant register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified (or promptly in the case of events for which there is no record date) by first class mail, postage prepaid, a written notice stating (as applicable) (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined,
         (ii) the initial expiration date set forth in any purchase, tender or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up is expected to become effective or be consummated, and the date as of which it is expected that holders of record of shares of Common Stock or other securities constituting a part of the Warrant Shares shall be entitled to exchange such shares or securities for securities or other property, if any, deliverable upon such reclassification, recapitalization, reorganization, consolidation, merger, amalgamation, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up. The failure to give the notice required by this Section or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, reorganization, recapitalization, reclassification, consolidation, merger, amalgamation, sale, lease, conveyance, transfer, disposition, dissolution, liquidation or winding up, or the vote upon any action.

              The Issuer shall give to each Warrant holder written notice of any determination to register any of its Common Stock at the same time that it gives notice to holders of Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement.

              The Issuer shall promptly deliver to each Warrant holder copies of all reports and filings made with the Securities and Exchange Commission (the "SEC") or furnished to the holders of its Common Stock or other securities constituting a part of the Warrant Shares.

              Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent as shareholders in respect of the meetings of shareholders or the election of members of the Board of Directors of the Issuer or any other matter, or any rights whatsoever as shareholders of the Issuer.

         14. NOTICES TO THE ISSUER AND WARRANT HOLDERS. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Issuer shall be sufficiently given or made when received at the office of the Issuer expressly designated by the Issuer as its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Issuer), as follows:

                                        First Premium Services, Inc.
                                        520 Lake Cook Road
                                        Suite 300
                                        Deerfield, Illinois 60015-4926
                                        Attention: Mr. James C. Knollenberg

                 with a copy to:        Rudnick & Wolfe
                                        203 North LaSalle Street
                                        Chicago, Illinois  60601
                                        Attention:  Michael B. Fischer, Esq.

Any notice pursuant to this Agreement to be given by the Issuer to the registered holder(s) of any Warrant Certificate shall be sufficiently given when received by such holder at the address appearing on the Warrant register of the Issuer (until the Issuer is otherwise notified in accordance with this Section by such holder).

         15. CASH DISTRIBUTIONS AND DIVIDENDS. The Issuer shall not declare or pay any dividends or make any distributions to the holders of its Common Stock other than dividends payable in and distributions of Common Stock. Notwithstanding the foregoing and without authorizing same, if the Issuer pays a dividend or makes a distribution to the holders of its Common Stock of any securities (other than Common Stock) or property (including cash and securities of other companies) of the Issuer, or any rights, options or warrants to purchase securities (other than Common Stock) or property (including securities of other companies) of the Issuer, then, simultaneously with the payment of such dividend or the making of such distribution, it will pay or distribute to the holders of the Warrant Certificates an amount of property (including without limitation cash) and/or securities (including without limitation securities of other companies) of the Issuer as would have been received by such holders had they exercised all of the Warrants (whether or not the Warrants were then exercisable) immediately prior to the record date (or other applicable date) used for determining stockholders of the Issuer entitled to receive such dividend or distribution. Anything in subsection (d) of Section 10 to the contrary notwithstanding, no adjustment to the Exercise Price shall be made for any distribution of Convertible Securities of the Issuer to the Warrant holders pursuant to the provisions of this Section.

         16. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Issuer or the holders shall bind and inure to the benefit of their respective successors and assigns, including those by operation of law, merger, consolidation or as otherwise provided in
Section 10(k).

         17. TERMINATION. This Agreement shall terminate when all Warrants have been exercised pursuant to this Agreement, have expired unexercised in accordance with their terms or have been redeemed pursuant to the Put Agreement.

         18. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

         19. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Issuer and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuer and the registered holders of the Warrant Certificates.

         20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         21. AMENDMENTS; WAIVERS. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided, however, that any amendment requested or waiver sought f rom the Warrant holders of any provision of this Agreement which affects Warrant holders generally may be given by holders of at least sixty-six and two-thirds percent (66-2/3%) of the Warrants outstanding and any waiver so given shall be binding on all Warrant holders; provided, however, that the provisions of Section 6 with respect to the type of securities for which the Warrants are exercisable may not be changed without the consent of each holder of Warrants affected thereby. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall a waiver of a particular right or remedy on one occasion be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         22. WAIVER OF JURY TRIAL. THE PURCHASER AND THE ISSUER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE WARRANTS OR ANY OTHER DOCUMENT EXECUTED PURSUANT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PURCHASER OR THE ISSUER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER'S ENTERING INTO THIS AGREEMENT.

         23. JURISDICTION. The Issuer hereby agrees that any legal action or proceeding against it with respect to this Agreement, the Warrants or any of the documents delivered in connection herewith or therewith may be brought in the courts of the State of Illinois or of the United States of America for the Northern District of Illinois as any holder of the Warrants may elect, and, by execution and delivery hereof, it accepts and consents for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by a majority in interest of the holders of the Warrants in writing, with respect to any action or proceeding brought by it against such holders. The Issuer irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (1) the date 10 calendar days after such mailing and (ii) any earlier date permitted by applicable law. The Issuer agrees that it will at all times continuously maintain an agent to receive service of process in the State of Illinois on behalf of itself and its properties and in the event that, for any reason, the Issuer is no longer domiciled or qualified to do business in the State of Illinois, it shall promptly appoint an agent to receive service of process in the State of Illinois and shall advise the Investors thereof.
The Issuer waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens. Nothing herein shall affect the right of any holder of the Warrants to bring proceedings against the Issuer in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         24. SPECIFIC PERFORMANCE. The Issuer recognizes that the rights of the holders of the Warrants under this Agreement are unique and, accordingly, the holders of the Warrants shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the holders of the Warrants which may exist apart from this Agreement.

         25. ANNUAL AND QUARTERLY REPORTS; OTHER INFORMATION. The Issuer will deliver to each holder of Warrants and Warrant Shares,

                 (a) as soon as practicable after the end of each fiscal year audited annual financial statements of the Issuer and after the end of each quarter, unaudited quarterly financial statements of the Issuer, including, in each case, a balance sheet, a statement of operations, and a statement of cash flow of the issuer for such year or quarter, all prepared in accordance with generally accepted accounting principles;

                 (b) as soon as available, copies of all documents (other than any which have been granted confidential treatment) filed with the SEC;

                 (c) as soon as available, copies of all reports and financial and other information furnished to its shareholders; and

                 (d) until the consummation of the initial public offering of any class of equity securities of the Issuer, such other financial and other information as may, from time to time, be reasonably requested by any such holder.

         26.     INTENTIONALLY OMITTED.

         27. COVENANTS. The Issuer hereby covenants and agrees that, except as Purchaser may otherwise agree in writing, the Issuer shall:

                 (i) CONTINUANCE OF BUSINESS, ETC. Not wind up, liquidate or dissolve; not engage to a material extent in any line of business other than those in which it is actively engaged on the date hereof; maintain all rights, privileges and franchises necessary in the normal conduct of its business; and conduct its business in compliance in all material respects with all requirements of law (including environmental laws and, with respect to all employee benefit plans, the Employee Retirement Income Security Act of 1974, as amended).

                 (ii) TRANSACTIONS WITH AFFILIATES. Not enter into any transaction, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any person or entity affiliated with Issuer, except in the ordinary course of, and pursuant to the reasonable requirements of, its business and upon fair and reasonable terms non less favorable than would be obtained in a comparable arm's-length transaction with any other person or entity not affiliated with Issuer.

                 (iii) OTHER OBLIGATIONS. Maintain all of its obligations for borrowed money, including, without limitation, its obligations to LaSalle National Bank under the Loan and Security Agreement, dated as of June 26, 1991 and as amended to date and from time to time hereafter, between the Issuer and LaSalle, as agent for itself and The Daiwa Bank Limited, in a current status.

                 (iv) RESTRICTED PAYMENTS. Not purchase, redeem or retire or make any dividend or distribution on account of any shares of the capital stock of Issuer or issue any phantom stock or stock appreciation rights, except for redemption of the Initial Preferred Stock (as defined in the Put Agreement) pursuant to the terms thereof.

                 (v) CHARTER PROVISIONS. Cause its certificate of incorporation to contain provisions regarding its authorized Class A Common Stock and Class B Common Stock consistent with the requirements therefor set forth in Section 26 of the Warrant Purchase Agreement by and between the Issuer and INFC dated as of February 12, 1993.

The covenants set forth in this Section 27 shall survive the exercise of the Warrants and the termination of this Agreement and shall remain in full force and effect until the expiration of the Put Agreement.

         28.     PURCHASER OPTION.

                 (a) In the event the Issuer issues additional shares of Common Stock (other than shares issued upon the exercise of any Warrant), it shall so notify the Purchaser in writing (the " Issuance Notice") prior to accepting subscriptions for such stock. The Purchaser shall be granted an option to subscribe for that number of such additional shares of Common Stock not in excess of the number obtained by multiplying (i) the total number of additional shares of Common Stock issued by (ii) a fraction (a) the numerator of which is the number of Warrant Shares for which the Warrants are exercisable at the time of such issuance and (b) the denominator of which is the total number-of issued and outstanding shares of Common Stock prior to such issuance.

                 (b) The Purchaser shall have a period of ten (10) Business Days (as defined in the Put Agreement) from the date of receipt of the Issuance Notice (the " Election Expiration Date") to elect, by written notice to the Issuer (the "Response Notice"), to subscribe or refrain from subscribing for any additional shares. If the Purchaser elects to purchase additional shares it shall (i) specify in the Response Notice the number of shares for which it elects to subscribe, up to the maximum to which it shall be entitled pursuant to paragraph (a) above, (ii) execute a subscription agreement in the form customarily used by the Issuer in accepting subscriptions for its capital stock and (iii) make payment for such shares within the time required by the Issuer.

In the event the Purchaser does not deliver a Response Notice to the Issuer on or prior to the Election Expiration Date, the Purchaser shall be deemed to have elected to refrain from subscribing for any additional shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year set above written.

                                        FIRST PREMIUM SERVICES, INC.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________
Attest:


______________________________________
Secretary/Assistant Secretary

                                        CRABTREE CAPITAL CORPORATION



                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION, OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL TO THE HOLDER) AS TO AN EXEMPTION, FROM THE REGISTRATION PROVISIONS OF SAID ACT.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A PUT AGREEMENT, DATED AS OF DECEMBER 23, 1992, BY AND BETWEEN FIRST PREMIUM SERVICES, INC. AND DEERPATH INVESTMENT PARTNERS, LTD. AS ASSIGNEE OF THE WARRANTS.

                                                               482 Warrants
                              Warrant Certificate

                          FIRST PREMIUM SERVICES, INC.


         This Warrant Certificate certifies that CRABTREE CAPITAL CORPORATION, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase shares of Class A Common Stock (the "Common Stock") of FIRST PREMIUM SERVICES, INC., an Illinois corporation (the "Issuer"). Each Warrant entitles the holder upon exercise to receive from the Issuer one fully paid and nonassessable share of Class A Common Stock $.01 par value, of the Issuer (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $500, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Issuer designated for such purpose, subject to the conditions set forth herein and in the Warrant Purchase Agreement hereinafter referred to. The Exercise Price and number and type of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Purchase Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Purchase Agreement dated as of December 23, 1992 (the "Warrant Agreement"), duly executed and delivered by the Issuer, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities hereunder of the Issuer and the holders of the Warrants (the words "holders" or "holder" meaning the registered holders or registered holder). A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by check payable to the order of the Issuer at the office of the Issuer designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Issuer to the holder hereof or his or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractional shares of Common Stock will be issued upon the exercise of any Warrant, but the issuer will pay the cash value thereof determined as provided in the Warrant Agreement. No adjustment shall be made for any cash dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon exercise of the Warrants, the holder of Common Stock issued upon such exercise will be bound by and subject to the terms of that certain Shareholders' Agreement dated as of February 12, 1993, by and among the Issuer, Crabtree Capital Corporation and the other parties thereto (the "Stockholders Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Stockholders Agreement
as a Purchaser thereunder.   A copy of the Stockholders Agreement may be
obtained by the holder hereof upon written request to the Issuer.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock issuable upon the exercise thereof. Said registration rights are set forth in a Registration Rights Agreement dated as of December 23, 1992, by and between the Issuer and the Purchaser of the Warrants (the "Registration Rights Agreement"). By acceptance of this Warrant Certificate, the holder hereof agrees that upon exercise of some or all of the Warrants evidenced hereby, he or it will be bound by the Registration Rights Agreement as a Purchaser thereunder. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Issuer.

         The Warrants are subject to that certain Put Agreement, dated as of December 23, 1992, by and among the Issuer and Deerpath Investment Partners, Ltd. as Assignee of the Warrants (the "Put Agreement"), pursuant to which the holder hereof possesses certain rights to put the Warrants to the Issuer, all at the times specified in, and pursuant to the terms and conditions set forth in the Put Agreement. By acceptance of this Warrant Certificate, the holder hereof agrees to be bound by the Put Agreement to the same extent as the Purchase of the Warrants. A copy of the Put Agreement may be obtained by the holder hereof upon written request to the Issuer.

         Warrant Certificates, when surrendered at the office of the Issuer by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Issuer may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing made hereof) for the purpose of any exercise hereof, of any distribution to the holder(s) hereof and for all other purposes, and the issuer shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the issuer (other than the right to receive dividends and distributions as set forth in Section 15 of the Warrant Agreement).

         IN WITNESS WHEREOF, First Premium Services, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  December 23, 1992


                                        FIRST PREMIUM SERVICES, INC.



                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name_________________________________
                                           Title:_______________________________

                                   ASSIGNMENT

         For value received, the undersigned registered holder of the enclosed Warrant hereby sells, assigns and transfers unto _________________________ the right represented by such Warrant to purchase four hundred eighty two (482) shares of Class A Common Stock of First Premium Services, Inc. to which such Warrant relates, and appoints __________________ Attorney to make such transfer on the books of First Premium Services, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated as of December 23, 1992

                                        CRABTREE CAPITAL CORPORATION


                                        By:_____________________________________
                                             Howard D. Adams, Chairman
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        425 North Martingale Road
                                        Suite 1540
                                        (Street Address)

                                        Schaumburg, Illinois 60173
                                        (City, State, Zip Code)


Assignee's Federal Taxpayer ID No.____________

                                 ASSIGNMENT OF
                          WARRANTS AND RELATED RIGHTS
                              AND CONSENT THERETO


         THIS ASSIGNMENT OF WARRANTS AND RELATED RIGHTS AND CONSENT THERETO, dated as of December 23, 1992, by and among CRABTREE CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as "CRABTREE"), FIRST PREMIUM SERVICES, INCORPORATED, an Illinois corporation (hereinafter referred to as the "COMPANY"), and DEERPATH INVESTMENTS PARTNERS, LTD., an Illinois limited partnership (hereinafter referred to as "DEERPATH").

         WHEREAS, Crabtree owns four hundred eighty-two (482) warrants (the "Crabtree Warrants") issued by the Company which entitle the holder thereof to obtain in exchange for each such warrant one share of the Company's Class A Voting Common Stock, or an aggregate of four hundred eighty-two shares of the Company's Class A Voting Common Stock in the capital of, or loaned by Crabtree to, the Company;

         WHEREAS, Crabtree has asked Deerpath to lend One Million, Two Hundred Thousand Dollars ($1,200,000) to Crabtree (the "Loan"), all of which will be contributed by Crabtree to the capital of, or loaned by Crabtree to, the Company;

         WHEREAS, to induce Deerpath to make the Loan, Crabtree has agreed to assign to Deerpath the Crabtree Warrants and all of the rights relating thereto (the "Related Rights"), including those set forth in the Warrant Purchase Agreement, the Registration Rights Agreement and the Put Agreement, each of which is by and between Crabtree and the Company and is dated as of December 23, 1992 (the "Related Agreements");

         WHEREAS, to induce Deerpath to make the Loan, the Company has agreed to consent to the assignment to Deerpath by Crabtree of the Crabtree Warrants and the Related Rights so that the Company can obtain the benefits of the contribution to its capital or loan to it by Crabtree of the proceeds of the Loan; and

         WHEREAS, Deerpath has agreed to make the Loan to Crabtree on the condition that Crabtree assign the Crabtree Warrants to Deerpath, together with the Related Rights, and that the Company consent to said assignment.

         NOW, THEREFORE, in consideration of the making of the Loan by Deerpath to Crabtree and the mutual covenants, conditions and restrictions herein contained, the parties hereby agree as follows:

         SECTION 1.       ASSIGNMENT.

                 1.011. ASSIGNMENT OF CRABTREE WARRANTS. Crabtree hereby assigns and transfers to Deerpath, and Deerpath shall accept the assignment and transfer from Crabtree of, the Crabtree Warrants and the Related Rights.

                 1.012. CONSIDERATION. In consideration of the assignment and transfer of the Crabtree Warrants from Crabtree to Deerpath, Deerpath hereby agrees to pay to Crabtree the sum of One Dollar and agrees to make the Loan to Crabtree (the "Purchase Price"), and Crabtree hereby acknowledges the adequacy of the consideration it is receiving from Deerpath in connection with the assignment and transfer of the Crabtree Warrants and the Related Rights to Deerpath. The Company acknowledges that the Crabtree Warrants and the Related Rights were issued to Crabtree in consideration of the Loan made this date by Crabtree to the Company in the original principal amount of Two Hundred Thousand Dollars ($200,000), and the legal sufficiency of such consideration is hereby acknowledged by the Company.

         SECTION 2.       REPRESENTATIONS AND WARRANTIES OF CRABTREE.

         Crabtree represents and warrants to Deerpath as follows:

                 1.021. CRABTREE'S OWNERSHIP OF THE CRABTREE WARRANTS. Crabtree owns the Crabtree Warrants for its own benefit, free and clear of any and all liens, claims and encumbrances of any kind whatsoever, and the Crabtree Warrants have not been pledged or hypothecated by Crabtree. The Related Agreements have been duly executed and delivered by Crabtree and are in full force and effect and constitute the legal, valid and binding obligations of Crabtree, enforceable in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in proceedings at law or in equity.

                 1.022. ACCURACY AND ADEQUACY OF DISCLOSURES. Neither this Agreement, nor any document, statement, or certificate delivered by Crabtree in connection with this Agreement or the consummation of the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary or desirable to make the statements contained herein or therein not misleading.

         SECTION 3.       REPRESENTATIONS AND WARRANTIES OF DEERPATH.

         Deerpath represents and warrants to Crabtree and the Company as follows:

                 1.031. INVESTMENT INTENT. Deerpath is acquiring the Crabtree Warrants for investment purposes only and not with a view to the sale or distribution thereof.

         SECTION 4.       CONSENT OF, AND REPRESENTATION AND WARRANTY BY, THE
COMPANY.

                 1.041. CONSENT. The Company consents to the assignment and transfer of the Crabtree Warrants and the Related Rights from Crabtree to Deerpath and agrees to fulfill all of its obligations under the Related Agreements as though Deerpath were the original party thereto rather than Crabtree.

                 1.042. REPRESENTATION AND WARRANTY. The Company represents and warrants to Deerpath that Deerpath will obtain, on a fully diluted basis, a number of shares of the Company's Class A Voting Common Stock equal to 4.59% of all of the shares of the Company's issued and outstanding Class A Voting Common Stock and Class B Nonvoting Convertible Common Stock upon the exercise of (i) all of the Crabtree Warrants, and (ii) all of the six hundred (600) other warrants issued to Deerpath by the Company in connection with the Loan to the Company by Deerpath of Three Hundred Thousand Dollars ($300,000). For purposes hereof, "fully diluted basis" assumes the exercise of rights by (i) certain executive employees of the Company to acquire (as of the date hereof) three thousand two hundred forty (3,240) shares of the Company's Class A Voting Common Stock, and (ii) Internationale Nederlanden (U.S.) Finance Corp. or entities related thereto to acquire (as of the date hereof) five thousand, eight hundred ninety-five (5,895) shares of the Company's Class B Nonvoting Convertible Common Stock. The Related Agreements have been duly executed and delivered by the Company and are in full force and effect and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in proceedings at law or in equity.

         SECTION 5.       MISCELLANEOUS.

                 1.051. EXPENSES. The parties agree to bear all their own expenses, including but not limited to counsel and accountants' fees, that may be incurred in connection with this Agreement and the transactions contemplated herein.

                 1.052. GOVERNING LAW. This Agreement (and all claims flowing therefrom) shall be construed and enforced in accordance with the substantive and procedural law of the State of Illinois.

                 1.053. CAPTIONS. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                 1.054. SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made by the parties hereto and in any certificates, documents or instruments delivered pursuant hereto shall survive the consummation of the transactions contemplated herein and the delivery of this Agreement.

                 1.055. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                 1.056. OTHER EVIDENCE OF COMPLIANCE. Subsequent to the consummation of the transactions contemplated in this Agreement, Deerpath, Crabtree and the Company agree to promptly execute and deliver such other documents and instruments as may be reasonably requested by any party hereto in furtherance of the transactions contemplated herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        CRABTREE CAPITAL CORPORATION


                                        By:_____________________________________
                                           Its:_________________________________



                                        DEERPATH INVESTMENT PARTNERS, LTD.


                                        By:_____________________________________
                                           Its:_________________________________



                                        FIRST PREMIUM SERVICES, INCORPORATED


                                        By:_____________________________________
                                           Its:_________________________________